OTHER LONG TERM LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER LONG TERM LIABILITIES [Abstract]
OTHER LONG TERM LIABILITIES
18.	OTHER LONG-TERM LIABILITIES

The Company's six offshore supply vessels were acquired from Deep Sea and were chartered back to Deep Sea under bareboat charter agreements. As part of the purchase consideration, the Company received seller's credits totaling $37.0 million which are being recognized as additional bareboat revenues over the period of the charters. The $24.3 million (2010: $27.4 million) unamortized balance of the seller's credits is included in "Other long-term liabilities", together with the $0.6 million unamortized fair value of the financial guarantee given to the providers of loan finance to Rig Finance II (2010: $nil) – see Note 15 "Investment in associated companies".